UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 27, 2005

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation or organization)	1-12284 (Commission File Number)	98-0101955 (I.R.S. Employer Identification Number)

10901 West Toller Drive,	80127-6312
Suite 300	(Zip Code)
Littleton, Colorado
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (303) 830-9000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

     Effective April 30, 2004, Golden Star Resources Ltd. (the “Company”) entered into amended and restated employment agreements with the executive officers set forth in the table below. The material terms of the agreements, signed at the end of January, include: (a) employment for a term of one year from May 1, 2004 with automatic renewal for successive one-year periods; (b) a base salary as set forth below; (c) severance payments upon a termination of employment without cause in an amount equal to the sum of the employee’s base salary (two times such amount for Mr. Bradford), the average of the target bonus for the employee for the current calendar year and the bonus paid to the employee for the previous year, plus amounts based on previous year benefits; (d) a lump sum payment upon termination upon a change in control in an amount equal to two times the sum of the employee’s base salary (three times such amount for Mr. Bradford), the average of the target bonus for the employee for the current calendar year and the bonus paid to the employee for the previous year, plus amounts based on previous year benefits; and (e) participation in the Company’s Second Amended and Restated Stock Option Plan, the Company’s Executive Management Performance Bonus Plan, and in such of the Company’s benefit and deferred compensation plans as are from time to time available to executive officers of the Company.

Executive Officer	Title	Base Salary
Peter J. Bradford	President and Chief Executive Officer	$315,000

Allan J. Marter	Senior Vice President and Chief	$172,000
	Financial Officer

Richard Q. Gray	Senior Vice President and Chief	$188,000
	Operating Officer

Dr. Douglas A. Jones	Vice President Exploration	$137,000

Bruce Higson-Smith	Vice President Corporate Development	$137,000

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Effective January 27, 2005, Mr. David Bumstead was appointed to the Board of Directors of the Company, and he will also serve on the Audit and Compensation Committees. Mr. Bumstead will be subject to election by the shareholders of the Company at the 2005 Annual Meeting of Shareholders.

     A copy of the press release issued by the Company announcing the appointment of Mr. Bumstead is attached to this report as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release of Golden Star Resources, Ltd., dated February 1, 2005 announcing the appointment of Mr. Bumstead.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 2, 2005

Golden Star Resources Ltd.
By:	/s/ Allan J. Marter
Allan J. Marter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Golden Star Resources, Ltd., dated February 1, 2005 announcing the appointment of Mr. Bumstead.